Exhibit 99.1

Talon 1 Acquisition Corp. Announces Receipt of Notice from Nasdaq Regarding Late Form 10-Q Filing

NOVEMBER 23, 2022

Coral Gables, Florida, Nov. 23, 2022 (PR NEWSWIRE) — Talon 1 Acquisition Corp. (the “Company”) announced today that, on November 22, 2022, it received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that because it was delinquent in filing its Quarterly Report on Form 10-Q for the period ended September 30, 2022 (the “Form 10-Q”), it was not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”). The Listing Rule requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (the “SEC”).

The Notice stated that the Company has sixty calendar days from the date of the Notice to submit a plan to regain compliance with the Listing Rule. If Nasdaq accepts the Company’s plan, it has the discretion to grant the Company an extension of up to 180 calendar days from the due date of the Form 10-Q (or until May 15, 2023) to regain compliance. The Notice has no immediate effect on the listing of the Company’s securities on Nasdaq.

As previously disclosed in the Company’s Notification of Late Filing on Form 12b-25 filed on November 15, 2022, the Company was unable to file the Form 10-Q by the required due date of November 14, 2022 because the Company required additional time to prepare and review its financial statements to ensure adequate disclosure of the financial information required to be included in the Form 10-Q. The Company filed its Form 10-Q later in the day on November 22, 2022 to cure the deficiency outlined in the Notice.

About Talon 1 Acquisition Corp.

The Company is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While the Company may pursue an initial business combination target in any stage of its corporate evolution or in any industry or sector, it intends to focus its search on companies in the global aerospace, aviation and aviation services industries. The Company is led by its Chief Executive Officer, Edward J. Wegel.

FORWARD-LOOKING STATEMENTS

This press release may include, and oral statements made from time to time by representatives of Talon 1 Acquisition Corp. may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would”

and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K filed with the SEC on April 4, 2022. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact

info@talonacquisition.com